UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2004

DYNACQ HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21574	76-0375477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10304 Interstate 10 East, Suite 369

Houston, Texas 77029

(Address of principal executive offices including zip code)

(713) 378-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On August 31, 2004, Dynacq Healthcare, Inc. (the “Company”) issued a press release announcing that the Company has filed with the Securities and Exchange Commission quarterly reports on Form 10-Q for the fiscal quarters ended November 30, 2003, February 29, 2004 and May 31, 2004. The press release is attached hereto as an exhibit and is incorporated herein in its entirety.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Press Release dated August 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2004	By:	/S/ Philip S. Chan
Philip S. Chan
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 31, 2004.